Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2838

KEMET REPORTS PRELIMINARY FISCAL 2016 FIRST QUARTER RESULTS

Greenville, South Carolina (July 28, 2015) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for our first quarter fiscal year 2016 ended June 30, 2015.

Net sales of $187.6 million for the quarter ended June 30, 2015 decreased 3.2% from net sales of $193.7 million for the prior quarter ended March 31, 2015 and decreased 11.9% compared to net sales of $212.9 million for the quarter ended June 30, 2014.

The U.S. GAAP net loss was $37.1 million or $0.81 per basic and diluted share for the quarter ended June 30, 2015, which includes a non-cash charge of $29.2 million or $0.64 per basic and diluted share corresponding to the change in value of the NEC TOKIN option. This compares to a net loss of $19.8 million or $0.44 per basic and diluted share for the quarter ended March 31, 2015, which included a non-cash charge of $11.1 million or $0.24 per basic and diluted share related to the change in value of the NEC TOKIN option. For the quarter ended June 30, 2014, the Company reported a net loss of $3.5 million or $0.08 per basic and diluted share which, for comparison purposes, included a non-cash gain of $4.1 million or $0.09 per basic and diluted share related to the change in value of the NEC TOKIN option.

Non-U.S. GAAP adjusted net income of $0.7 million or $0.01 per basic and diluted share for the quarter ended June 30, 2015, improved by $2.3 million compared to a non-U.S. GAAP adjusted net loss of $1.6 million or $0.04 per basic and diluted share in the quarter ended March 31, 2015. For the quarter ended June 30, 2014, the Company reported a non-U.S. GAAP adjusted net loss of $1.9 million or $0.04 per basic and diluted share.

“We entered this fiscal year focused on reaping the benefits of our efforts to lower our cost base and generate higher operating margins,” stated Per Loof, KEMET’s Chief Executive Officer. “Despite the ongoing currency headwinds and inventory corrections in the distribution channel we are seeing significant improvement in our Film and Electrolytic segment and sustained quality margins in the Solid Capacity Group. We believe we are well positioned to see an improved year-over-year comparison of our bottom line financial results. NEC TOKIN continues to perform well and it should be noted that if we were to include our share of their net income into our Non-GAAP results as we do our GAAP results the Non-GAAP earnings per share would increase to $0.05 cents per basic share and $0.04 cents per diluted share this quarter,” continued Loof.

The net loss for the quarters ended June 30, 2015 and 2014 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation table included hereafter.

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning October 1, 2015, we will observe a quiet period during which the information provided in this news release and quarterly report on Form 10-Q will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations.

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarters Ended June 30,
	2015	2014
Net sales	$187,590	$212,881
Operating costs and expenses:
Cost of sales	147,877	179,924
Selling, general and administrative expenses	30,430	24,779
Research and development	6,274	6,589
Restructuring charges	1,824	1,830
Net (gain) loss on sales and disposals of assets	(58)	365
Total operating costs and expenses	186,347	213,487
Operating income (loss)	1,243	(606)
Non-operating (income) expense:
Interest income	(3)	(3)
Interest expense	10,013	10,456
Other (income) expense, net	30,116	(3,533)
Income (loss) from continuing operations before income taxes and equity income (loss) from NEC TOKIN	(38,883)	(7,526)
Income tax expense (benefit)	(248)	1,282
Income (loss) from continuing operations before equity income (loss) from NEC TOKIN	(38,635)	(8,808)
Equity income (loss) from NEC TOKIN	1,585	(1,675)
Income (loss) from continuing operations	(37,050)	(10,483)
Income (loss) from discontinued operations, net of income tax expense (benefit) of $0 and $918, respectively	—	6,943
Net income (loss)	$(37,050)	$(3,540)
Net income (loss) per basic and diluted share:
Net income (loss) from continuing operations	$(0.81)	$(0.23)
Net income (loss) from discontinued operations	$—	$0.15
Net income (loss)	$(0.81)	$(0.08)

Weighted-average shares outstanding:
Basic	45,552	45,274
Diluted	45,552	45,274

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Amounts in thousands, except per share data)
(Unaudited)

	June 30, 2015	March 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$31,059	$56,362
Accounts receivable, net	96,068	90,857
Inventories, net	183,484	171,843
Prepaid expenses and other	45,957	41,503
Deferred income taxes	9,382	10,762
Total current assets	365,950	371,327
Property, plant and equipment, net of accumulated depreciation of $813,954 and $804,286 as of June 30, 2015 and March 31, 2015, respectively	250,681	249,641
Goodwill	40,294	35,584
Intangible assets, net	34,859	33,282
Investment in NEC TOKIN	45,668	45,016
Restricted cash	1,846	1,775
Deferred income taxes	5,489	5,111
Other assets	5,008	11,056
Total assets	$749,795	$752,792
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$6,000	$962
Accounts payable	76,805	69,785
Accrued expenses	56,531	60,456
Income taxes payable and deferred income taxes	21	1,017
Total current liabilities	139,357	132,220
Long-term debt, less current portion	390,261	390,409
Other non-current obligations	82,290	57,131
Deferred income taxes	7,362	8,350
Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at June 30, 2015 and March 31, 2015	465	465
Additional paid-in capital	453,143	461,191
Retained deficit	(282,931)	(245,881)
Accumulated other comprehensive income	(26,683)	(28,796)
Treasury stock, at cost (785 and 1,057 shares at June 30, 2015 and March 31, 2015, respectively)	(13,469)	(22,297)
Total stockholders’ equity	130,525	164,682
Total liabilities and stockholders’ equity	$749,795	$752,792

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Quarters Ended June 30,
	2015	2014
Net income (loss)	$(37,050)	$(3,540)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Gain on sale of discontinued operations	—	(7,374)
Net cash provided by (used in) operating activities of discontinued operations	—	(905)
Depreciation and amortization	9,917	10,797
Equity (income) loss from NEC TOKIN	(1,585)	1,675
Amortization of debt and financing costs	220	665
Stock-based compensation expense	1,279	994
Long-term receivable write down	—	59
Change in value of NEC TOKIN options	29,200	(4,100)
Net (gain) loss on sales and disposals of assets	(58)	365
Pension and other post-retirement benefits	127	8
Change in deferred income taxes	(934)	156
Change in operating assets	(20,201)	(6,887)
Change in operating liabilities	(2,673)	(2,974)
Other	234	(1,084)
Net cash provided by (used in) operating activities	(21,524)	(12,145)
Investing activities:
Capital expenditures	(5,773)	(5,182)
Acquisitions, net of cash received	(2,892)	—
Proceeds from sale of assets	—	2,446
Change in restricted cash	—	302
Proceeds from sale of discontinued operations	—	10,125
Net cash provided by (used in) investing activities	(8,665)	7,691
Financing activities:
Proceeds from revolving line of credit	8,000	7,500
Payments on revolving line of credit	(2,500)	—
Deferred acquisition payments	—	(296)
Payments on long-term debt	(481)	(2,205)
Purchase of treasury stock	(544)	—
Proceeds from exercise of stock options	—	11
Net cash provided by (used in) financing activities	4,475	5,010
Net increase (decrease) in cash and cash equivalents	(25,714)	556
Effect of foreign currency fluctuations on cash	411	(63)
Cash and cash equivalents at beginning of fiscal period	56,362	57,929
Cash and cash equivalents at end of fiscal period	$31,059	$58,422

Non-U.S. GAAP Financial Measures

In this news release, the Company makes reference to certain Non-U.S. GAAP financial measures, including "Adjusted gross margin", "Adjusted operating income (loss)", “Adjusted net income (loss)”, “Adjusted net income (loss) per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management.

Adjusted Gross Margin

Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management uses adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP Gross margin to Non-U.S. GAAP adjusted gross margin (amounts in thousands):

	Quarters Ended
	(Unaudited)
	June 30, 2015	March 31, 2015	June 30, 2014
Net sales	$187,590	$193,708	$212,881
Cost of sales	147,877	157,379	179,924
Gross margin	39,713	36,329	32,957
Gross margin as a % of net sales	21.2%	18.8%	15.5%
Non-U.S. GAAP adjustments:
Plant start-up costs	195	651	1,647
Stock-based compensation expense	413	465	346
Plant shut-down costs	—	—	889
Inventory revaluation	—	(927)	2,676
Adjusted gross margin	$40,321	$36,518	$38,515
Adjusted gross margin as a % of net sales	21.5%	18.9%	18.1%

Adjusted Operating Income (Loss)

Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided below. We use adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believe that adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand our underlying operating performance. Adjusted operating loss should not be considered as an alternative to operating income (loss) or any other performance measure derived in accordance with U.S. GAAP.

Adjusted operating income (loss) is calculated as follows (amounts in thousands):

	Quarters Ended
	(Unaudited)
	June 30, 2015	March 31, 2015	June 30, 2014
Operating income (loss)	$1,243	$912	$(606)
Adjustments:
Restructuring charges	1,824	3,437	1,830
Inventory revaluation	—	(927)	2,676
Net (gain) loss on sales and disposals of assets	(58)	538	365
Stock-based compensation expense	1,279	1,328	994
ERP integration/IT transition costs	4,369	1,273	895
Legal expenses related to antitrust class actions	718	435	—
Plant start-up costs	195	651	1,647
Plant shut-down costs	—	—	889
Pension plan adjustment	312	—	—
NEC TOKIN investment-related expenses	224	226	580
Adjusted operating income (loss)	$10,106	$7,873	$9,270

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share

“Adjusted net income (loss)” and “Adjusted net income (loss) per basic and diluted share” represent net income (loss) and net income (loss) per basic and diluted share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net income (loss) to Non-U.S. GAAP Adjusted net income (loss) (amounts in thousands):

U.S. GAAP to Non-U.S. GAAP Reconciliation

	Quarters Ended
	June 30, 2015	March 31, 2015	June 30, 2014
	(Unaudited)
U.S. GAAP
Net sales	$187,590	$193,708	$212,881
Net income (loss) from continuing operations	(37,050)	(19,847)	(10,483)
Income (loss) from discontinued operations	—	—	6,943
Net income (loss)	$(37,050)	$(19,847)	$(3,540)
Earnings per basic and diluted share:
Net income (loss) from continuing operations	(0.81)	(0.44)	(0.23)
Income (loss) from discontinued operations	—	—	0.15
Net income (loss)	(0.81)	(0.44)	(0.08)
Non-U.S. GAAP
Net income (loss)	$(37,050)	$(19,847)	$(3,540)
Adjustments:
Restructuring charges	1,824	3,437	1,830
Equity (income) loss from NEC TOKIN	(1,585)	2,094	1,675
Inventory revaluation	—	(927)	2,676
Net (gain) loss on sales and disposals of assets	(58)	538	365
Stock-based compensation expense	1,279	1,328	994
Legal expenses related to antitrust class actions	718	435	—
ERP integration/IT transition costs	4,369	1,273	895
Change in value of NEC TOKIN options	29,200	11,100	(4,100)
Plant start-up costs	195	651	1,647
Plant shut-down costs	—	—	889
Net foreign exchange (gain) loss	1,049	(2,168)	527
NEC TOKIN investment-related expenses	224	226	580
(Income) loss from discontinued operations	—	—	(6,943)
Amortization included in interest expense	220	244	665
Pension plan adjustment	312	—	—
Income tax effect of non-GAAP adjustments (1)	(37)	19	(24)
Adjusted net income (loss)	$660	$(1,597)	$(1,864)
Adjusted net income (loss) per basic share	$0.01	$(0.04)	$(0.04)
Adjusted net income (loss) per diluted share	$0.01	$(0.04)	$(0.04)
Weighted average shares outstanding:
Basic	45,552	45,443	45,274
Diluted	52,276	45,443	45,274

(1)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA

Adjusted EBITDA represents net income (loss) before net interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to exclude certain items which are outlined in the quantitative reconciliation provided herein.  We use adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present adjusted EBITDA as a supplemental measure of our performance and ability to service debt.  We also present adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other adjustments to arrive at adjusted EBITDA are excluded in order to better reflect our continuing operations.

In evaluating adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using adjusted EBITDA as supplementary information.

The following table provides a reconciliation from U.S. GAAP net income (loss) to Adjusted EBITDA (amounts in thousands):

	For the Quarters Ended
(Amounts in thousands)	June 30, 2015	March 31, 2015	June 30, 2014
Net income (loss)	$(37,050)	$(19,847)	$(3,540)
Interest expense, net	10,010	10,016	10,453
Income tax expense (benefit)	(248)	3	1,282
Depreciation and amortization	9,917	10,074	10,797
EBITDA	(17,371)	246	18,992
Excluding the following items:
Restructuring charges	1,824	3,437	1,830
Legal expenses related to antitrust class actions	718	435	—
Equity (income) loss from NEC TOKIN	(1,585)	2,094	1,675
Inventory revaluation	—	(927)	2,676
Net (gain) loss on sales and disposals of assets	(58)	538	365
Stock-based compensation expense	1,279	1,328	994
ERP integration/IT transition costs	4,369	1,273	895
Change in value of NEC TOKIN options	29,200	11,100	(4,100)
Plant start-up costs	195	651	1,647
Plant shut-down costs	—	—	889
Net foreign exchange (gain) loss	1,049	(2,168)	527
NEC TOKIN investment-related expenses	224	226	580
Pension plan adjustment	312	—	—
(Income) loss from discontinued operations	—	—	(6,943)
Adjusted EBITDA	$20,156	$18,233	$20,027